UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 2005

                           SOUTHWEST COMMUNITY BANCORP
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             Incorporated Under the Laws of the State of California


         000-50545                                     30-0136231
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Commission File Number                    I.R.S Employer Identification Number


                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))


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Item 8.01. Other Events

         On December 21, 2005, our Board of Directors declared a cash dividend of $0.05 per share of our common stock, payable on January 20, 2006, to shareholders of record on January 5, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

         Not Applicable.

(b)  Pro Forma Financial Information

         Not Applicable.

(c)  List of Exhibits

99.1 Copy of press release of Southwest Community Bancorp announcing declaration of a $0.05 per share cash dividend payable on January 20, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                              SOUTHWEST COMMUNITY BANCORP

DATE: December 22, 2005                       By: /s/ Frank J. Mercardante
                                              --------------------------------
                                                      Frank J. Mercardante
                                                    Chief Executive Officer